1 RAIT Financial Trust Third Quarter 2011 Exhibit 99.1

Forward Looking Statements &
Non-GAAP Financial Measures
This document and the related presentation may contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, products and services and other statements that are not historical facts. These forward-
looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors discussed and identified in filings by RAIT with the Securities and Exchange Commission (“SEC”), including, without limitation, RAIT’s most recent annual and quarterly reports filed with SEC.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
The related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in the Appendix to this document and RAIT’s most recent annual and quarterly reports.
RAIT’s SEC filings are available on RAIT’s website at www.raitft.com.

About RAIT
RAIT, (NYSE: RAS), is a diversified full service commercial real estate company organized as an internally-managed REIT
$3.6 billion of real estate assets under management
Philadelphia headquarters with offices in New York City, Chicago and
Minneapolis
Scalable commercial real estate platform with over 400 employees
Seasoned commercial real estate Lender
Origination platform for bridge, mezzanine and CMBS Loans
Owner – commercial real estate properties
Sophisticated asset management
Captive property management for multi-family and office properties
Non-traded REIT sponsor
Experienced management team that has invested through multiple cycles

Recent Performance
Positioned
for
Growth
Improving
Cash Flow
Improved
Asset
Performance
Reduced debt to equity ratio to 2.3x at 9/30/11 from a peak of 7.4x at 6/30/09
At 9/30/11, $4.6 million in recourse debt obligations that are redeemable or maturing prior to October 2015
Recourse debt reductions through 10/29/11 expected to reduce related interest expense
At 9/30/11, CRE securitizations remain fully cash-flowing and performance test coverage ratios have improved
Increasing loan repayments, in prior quarters, creates opportunities to increase spreads on new loans
Expiring interest rate hedges expected to reduce related interest expense
Loans on non-accrual decreased to $91.8 million at 9/30/11 from
$143.2 million at 9/30/10
Increasing occupancy and rental rates across all property types at
9/30/11 from 9/30/10
Increased net operating income from owned real estate from
9/30/10 to 9/30/11
Reduced
Leverage &
Operating
Costs

RAIT
Financial Trust

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RAS LISTED NYSE

5 Synergistic Business Lines Commercial Real Estate Lending Directly Owned Commercial Real Estate Scalable Non-Traded REIT Platform Asset and Property Management

Commercial Real Estate Lending
Commercial Real Estate Lending
$1.1 billion of CRE loans at September 30, 2011
Capitalize on existing, scalable platform and internal expertise to originate bridge, mezzanine and CMBS loans of $5 million to $30 million on multi-family, office, retail and light industrial properties
Growing pipeline
Spread expansion opportunities
Fee income opportunities – originating, managing and servicing
Capital sources – repayments, warehouse facilities & other sources
Citibank $100 million facility for CMBS eligible collateral
$77.9 million in loan repayments during quarter ended September 30, 2011
$90.7 million in capacity for reinvestment in RAIT’s CRE securitizations at
October 28, 2011

CRE Loan Portfolio Statistics
By Property Type (1)
(1)  Based on book value at 9/30/2011.
By Geographic Region (1)
Improved credit performance of the loan portfolio
As of September 30, 2011 unless otherwise Indicated ($ in 000s)
Multi-family
33%
Retail
24%
Other
7%
Office
36%
Mid Atlantic
22%
Southeast
17%
Northeast
12%
Central
34%
West
15%
Book Value
Weighted-
Average
Coupon Range of Maturities
Number
of Loans Key Statistics Q3 2011 Q3 2010
Commercial Real Estate (CRE) Loans Non-accrual loans $91,833 $143,212
Commercial mortgages $654,497 6.7% Nov. 2011 to May 2021 39 % change (36%)
Mezzanine loans 339,843 8.9% Nov. 2011 to Nov. 2038 93 Reserve for losses 50,609 73,029
Preferred equity interests
60,070 10.5%
Nov. 2011 to Aug. 2025
21 % change
(31%)
Total CRE Loans $1,054,410 7.6% 153
Provision for losses 500 10,813
Other loans 54,226 6.4% Nov. 2011 to Oct. 2016 4
% change
(95%)
Total investments in loans
$1,108,636 7.6% 157

CRE Portfolio Securitization Performance
110.0%
115.0%
120.0%
125.0%
Inception 9/30/2010 12/31/2010 3/31/2011 6/30/2011 10/28/2011
RAIT CRE CDO I Performance
(Overcollateralization Trigger)
Trigger Actual
110.0%
115.0%
120.0%
125.0%
Inception 9/30/2010 12/31/2010 3/31/2011 6/30/2011 10/28/2011
RAIT CRE CDO II Performance
(Overcollateralization Trigger)
Trigger Actual

Directly Owned Commercial Real Estate
Directly Owned Real Estate Portfolio
$850 million of CRE properties at September 30, 2011
Strategy to maximize value over time through increasing occupancy and higher rental rates
Assets acquired below borrower’s cost upon loan conversions
Asset value creation opportunity
Increasing rental income from September 30, 2010 through September 30,
2011
Jupiter Communities – internal multi-family property manager
CRP Commercial Services – internal office property manager

Directly Owned Commercial Real Estate
Portfolio Statistics
Net Real Estate Operating Income Occupancy Rates by Property Type
(a)  Based on operating performance for the three-month period ended September 30, 2011 and September 30, 2010.
(b)  Average effective rent is rent  per unit per month.
(c)  Average effective rent is rent per square foot per year.
Improved Occupancy and Net Operating Income
As of September 30, 2011 unless otherwise Indicated ($ in 000s)
Q3 2011 Q4 2010
Rental income $23,635 $20,170
Real estate operating expenses (14,563) (13,404)
Net Real Estate Operating Income $9,072 $6,766
Number of owned properties 48 47
Average Occupancy 84.5% 79.2%
Investments
in Real
Estate Quantity
Number of
Properties
Average Physical Occupancy Average Effective Rent (a)
9/30/2011 12/31/2010
Q3 2011 Q3 2010
Multi-family real estate properties (b) $555,916 8,014 units 33 89.8% 85.5% $671 $646
Office real estate properties (c) 224,981 1,786,860 sq. ft. 10 68.5% 67.8% 20.50 19.54
Retail real estate properties (c) 46,127 1,114,250 sq. ft. 2 68.9% 58.8% 9.55 7.75
Parcels of land
22,208
7.3 acres
3 – – – –
Total
$849,232 48 84.5% 79.2%
78%
84%
85%
86%
88%
89%
90%
54%
56%
53%
68%
71%
69%
69%
60%
59%
58%
59%
56%
62%
69%
71%
74%
75%
79%
82%
83% 85%
40%
50%
60%
70%
80%
90%
100%
Q12010 Q32010 Q12011 Q32011
Multi-family
Office
Retail
Total

Non-Traded REIT Platform
Scalable Non-Traded REIT Platform
Independence Realty Trust, Inc. (“IRT”)
RAIT’s subsidiaries serve as dealer manager, external manager & advisor
Target asset class: multi-family
RAIT equity investment of $40 million paripassu with returns to IRT equity investors
» RAIT contributed six properties to IRT
Fee stream to RAIT
» .75 bps on average invested assets (excludes fee on initial portfolio for two years)
» Up to 3% dealer manager fee
» 1% 3 party financing coordination fee
» 4% of revenue property management fee (Jupiter Communities)
» Expense reimbursement
» Back-end promote structure
Monthly dividend – 6% current run rate based on $10 initial offering price
Target maximum equity raise: $1.1 billion
Raise capital through retail Broker/Dealer & financial advisor networks
Recently signed first selling agreement
Any disclosure relating to IRT is neither an offer nor a solicitation to purchase securities issued by IRT rd

Asset and Property Management
Asset Management
Management fees
CDOs
$1.9 billion of commercial real estate loans
$1.7 billion of U.S. real estate debt securities
Non-traded REIT – IRT targeting over $1.5 billion of assets upon full ramp up
S & P rated loan servicer and special servicer
Property Management
Property management fees
Jupiter Communities
Multi-family focused
49 properties and 11,500 units
CRP Commercial Services
Office focused
2 million square feet
As of September 30, 2011

Recourse Debt Summary
Only $4.6 million of  Redeemable Recourse Indebtedness and No Debt Maturities  Prior to October 2015
Description
Unpaid Principal
Balance
Weighted-
Average
Interest Rate
Contractual Maturity
Recourse Indebtedness:
7.0% convertible senior notes (1) 115,000 $                      7.0% Apr. 2031
6.75% senior secured note (2) 25,000                            6.8% Apr. 2017
6.85% senior secured note (2) 25,000                            6.9% Oct. 2017
7.15% senior secured note (2) 25,000                            7.2% Oct. 2018
7.25% senior secured note (2) 25,000                            7.3% Apr. 2019
Junior subordinated notes 38,052                            5.2% Oct. 2015 to Mar. 2035
Junior subordinated notes 25,100                            7.7% Apr. 2037
Secured credit facility 10,554                            3.0% Dec. 2016
6.875% convertible senior notes (3) 4,582                              6.9% Apr. 2031
Toal recourse indebtedness 293,288 $                      6.7%
$-
$4,582
$- $-
$19,381
$269,325
$-
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
2011 2012 (4) 2013 2014 2015 Thereafter (5)
Recourse Debt Maturities and Redemption Dates
(in 000's)
Debt Breakdown
Recourse
10%
Non-
recourse
90%
As of October 28, 2011 ($ in 000s)
(1) Our 7.0% convertible senior notes are redeemable, at par at the option of the holder, in April 2016, April 2021, and April 2026.
(2) Eliminated in consolidation
(3) Our 6.875% convertible senior notes are redeemable, at par at the option of the holder, in April 2012, April 2017, and April 2022.
(4) Assumes full exercise of holders’ 6.875% convertible senior notes redemption right in April 2012.
(5) Assumes full exercise of holders’ 7.0% convertible senior notes redemption right in April 2016.

Resourceful and Disciplined Investment
Approach
RAIT kept its core commercial real estate platform in place throughout the recession and was opportunistic in managing its assets and liabilities
Focused on originating, underwriting and managing commercial real estate investments directly utilizing RAIT’s internal capabilities
Opportunistically invested in discounted RAIT liabilities including CDO debt and convertible debt
Generated new investments from restructuring investments in our $3.6 billion of assets under management
Maintained adequate liquidity with only $4.6 million in recourse debt obligations at
October 28, 2011 that are redeemable or maturing prior to October 2015
Funding capacity in RAIT CRE securitizations
New $100 million CMBS facility to fund CMBS eligible loans and in discussion with other capital providers
Leverage RAIT’s capabilities through creation of non-traded REIT platform
Reinstated quarterly common dividend in second quarter 2011

Experienced Management Team
Officer Position
Years of
Experience Comments
Scott F. Schaeffer Chairman of the Board, CEO
and President
26 Chairman of the Board since December 2010
CEO of RAIT since February 2009
President since September 2000
Jack E. Salmon CFO and Treasurer 35 CFO and Treasurer of RAIT since December 2006
President of Independence Realty Trust since January 2011
Joined RAIT in 2006
Raphael Licht COO and Secretary 18 COO of RAIT since February 2009
Chief Legal Officer and Chief Administrative Officer from
December 2006 to February 2009
Joined RAIT in 2006
Ken Frappier Executive Vice President –
Portfolio and Risk
Management
37 Executive Vice President of RAIT since February 2008
Chief Credit Officer of RAIT from December 2006 to February
2008
Senior Vice President of Portfolio and Risk Management of RAIT
from April 2002 to December 2006
Jim Sebra Senior Vice President
and CAO
14 SVP and CAO since May 2007
Joined RAIT in 2006
Andres Viroslav Vice President, Director of
Corporate Communications
16 Vice President of RAIT since 2002
Joined RAIT in September 2001

RAIT Highlights
Experienced management team
Integrated platform with synergistic business lines
Pipeline of new investment opportunities
Access to new sources of capital
Adequate liquidity with no near term debt maturities
Reinstated quarterly common dividend in second quarter 2011

17 Appendix

Key Statistics
(1)
Excludes our 6.875% convertible senior notes that have a final maturity in April 2027 but are redeemable in full in April 2012. Includes any principal amortization on recourse debt that is required prior to the stated maturity.
(2)
On January 10, 2011, RAIT declared a 2010 annual cash dividend on its common shares of $0.09 per common share, split adjusted. The dividends were paid on January 31, 2011 to holders of record on January 21, 2011.
(Dollars in thousands, except share and per share amounts)
(1)
(2)
(2) (2)
September
31, 2011
June 30,
2011
March 31,
2011
December
31, 2011
September
31, 2011
Financial Statistics:
Assets under management $3,633,133 $3,763,184 $3,822,534 $3,837,526 $3,901,342
Total revenue $60,089 $58,863 $58,279 $59,057 $58,899
Recourse debt maturing in one year  $1,833 $19,745 $20,040 $41,489 $7,919
Earnings per share – diluted $(0.55) $(0.53) $0.16 $0.86 $0.49
Funds from Operations (“FFO”) per share $(0.36) $(0.34) $0.33 $1.05 $0.82
Adjusted Funds from Operations $0.23 $0.22 $0.19 $0.15 $(0.09)
(“AFFO”) per share
Common dividend declared $0.06 $0.06 $0.09 - -
Debt to equity ratio 2.3x 2.2x 2.1x 2.3x 2.6x
Commercial Real Estate (“CRE”) Loan
Portfolio:
CRE loans-- unpaid principal $1,064,946 $1,122,898 $1,149,169 $1,173,141 $1,216,875
Non-accrual loans -- unpaid principal $91,833 $94,117 $121,054 $122,306 $143,212
Non-accrual loans as a % of reported 8.6% 8.4% 10.5% 10.4% 11.8%
loans
Reserve for losses $50,609 $49,906 $58,809 $61,731 $73,029
Reserves as a % of non-accrual loans 55.1% 53.0% 48.6% 50.5% 51.0%
Provision for losses $500 $950 $1,950 $2,500 $10,813
CRE Property Portfolio:
Reported investments in real estate $849,232 $851,916 $859,983 $839,192 $818,184
Number of properties owned 48 48 48 47 47
Multifamily units owned 8,014 8,014 8,311 8,311 8,231
Office square feet owned 1,786,860 1,786,908 1,786,908 1,632,978 1,634,997
Retail square feet owned 1,114,250 1,116,171 1,116,063 1,116,112 1,069,588
Average occupancy data:
Multifamily 89.8% 88.6% 88.0% 85.5% 84.6%
Office 68.5% 68.8% 70.7% 67.8% 52.5%
Retail 68.9% 62.0% 56.3% 58.8% 57.7%
Total 84.5% 83.1% 82.4% 79.2% 74.8%

Balance Sheet
(Dollars in thousands, except share and per share amounts)
As of
September 30,
2011
As of
December 31,
2010
Assets
Investments in mortgages and loans, at amortized cost:
Commercial mortgages, mezzanine loans, other loans and preferred equity interests
Allowance for losses (56,126)
Total investments in mortgages and loans 1,051,303 1,149,419
Investments in real estate 849,232 839,192
Investments in securities and security-related receivables, at fair value 719,546 705,451
Cash and cash equivalents 29,693 27,230
Restricted cash 179,019
Accrued interest receivable 37,138
Other assets 43,851 32,840
Deferred financing costs, net of accumulated amortization of  $11,010 and 22,791 19,954 respectively
2,769 3,189
Total assets
3,048,172
Liabilities and Equity
Indebtedness:
Recourse indebtedness 247,564
Non-recourse indebtedness 1,545,686
Total indebtedness 1,793,250 1,838,177
Accrued interest payable 25,495
Accounts payable and accrued expenses 24,843
Derivative liabilities 184,878
91,499
Total liabilities
Equity:
Shareholders’ equity:
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized;
7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 2,760,000 shares issued and outstanding
28 28
8.375% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share, 2,258,300 shares issued and outstanding
23 23
8.875% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share, 1,600,000 shares issued and outstanding
16 16
Common shares, $0.03 par value per share, 200,000,000 shares authorized, 1,205 1,060
Additional paid in capital 1,730,373 1,691,681
Accumulated other comprehensive income (loss)
Retained earnings (deficit)
Total shareholders’ equity 915,022 918,096
3,839 434
Total equity 918,861 918,530
Total liabilities and equity
3,048,172 2,993,432
$9,943, respectively
40,077,148 and 35,300,190 issued and outstanding
Noncontrolling interests
41,110
293,357
1,544,820
$
$
$
$
$
$
$
$
287,877
194,224
1,107,429
(69,691)
1,219,110
2,993,432
19,925
25,089
6,833
(127,602) (126,081)
(690,542)
2,129,311 2,074,902
(647,110)
Intangible assets, net of accumulated amortization of $2,197 and $1,777,
Deferred taxes, borrowers’ escrows and other liabilities

Consolidated Statements of Operations
(Dollars in thousands, except share and per share amounts)
For the Three-Month
Periods Ended
September 30
For the Nine-Month
Periods Ended
September 30
2011 2010 2011 2010
Revenue:
Interest income
$       33,549 $        37,252 $       101,590 $     117,755
Rental income 23,635 18,443 67,063 52,203
Fee and other income
2,905 3,204 8,578 15,555
Total revenue
60,089 58,899 177,231 185,513
Expenses:
Interest expense
22,689 24,038 68,384 74,170
Real estate operating expense
14,563 13,951 40,971 37,872
Compensation expense
6,898 6,766 19,179 21,704
General and administrative expense
4,042 4,331 13,441 14,588
Provision for loan losses
500 10,813 3,400 35,807
Depreciation and amortization
7,300 7,380 21,668 20,576
Total expenses
55,992 67,279 167,043 204,717
Operating income
4,097 (8,380) 10,188 (19,204)
Interest and other income (expense)
145 42 295 401
Gains (losses) on sale of assets
1,455 - 3,434 11,616
Gains (losses) on extinguishment of debt
11,371 14,278 14,540 51,290
Change in fair value of financial instruments
(34,997) 14,237 (55,113) 35,120
Income (loss) before taxes and discontinued operations
(17,929) 20,177 (26,656) 79,223
Income tax benefit (provision)
158  627 468 484
Income (loss) from continuing operations
(17,771) 20,804 (26,188) 79,707
Income (loss) from discontinued operations (50) (2,556) 747 (1,630)
Net income (loss)
(17,821) 18,248 (25,441) 78,077
(Income) loss allocated to preferred shares
(3,407) (3,406) (10,235) (10,227)
(Income) loss allocated to noncontrolling interests
59 210 176 803
Net income (loss) allocable to common shares
  $     (21,169) $       15,052 $       (35,500) $       68,653
Earnings (loss) per share—Basic:
Continuing operations
$         (0.55) $           0.58 $          (0.96) $          2.57
Discontinued operations
0.00  (0.08) 0.02 (0.06)
Total earnings (loss) per share—Basic
$         (0.55) $           0.50 $          (0.94) $         2.51
Weighted-average shares outstanding—Basic
38,771,022  30,330,259 37,822,750 27,384,451
Earnings (loss) per share—Diluted:
Continuing operations
$         (0.55) $           0.57 $          (0.96) $          2.53
Discontinued operations
0.00  (0.08) 0.02 (0.06)
Total earnings (loss) per share—Diluted
$           (0.55) $           0.49 $         (0.94) $         2.47
Weighted-average shares outstanding—Diluted
38,771,022  30,887,145 37,822,750 27,800,648

Adjusted Funds From Operations
(Dollars in thousands, except share and per share amounts)
(1) We believe that funds from operations, or FFO, and adjusted funds from operations, or AFFO, each of which are non-GAAP measures, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.  AFFO is a computation made by analysts and investors to measure a real estate company's cash flow generated by operations.  We calculate AFFO by adding to or subtracting from FFO: change in fair value of financial instruments; gains or losses on debt extinguishment; capital expenditures, net of any direct financing associated with those capital expenditures; straight-line rental effects; amortization of various deferred items and intangible assets; and share-based compensation.  Our calculation of AFFO differs from the methodology used for calculating AFFO by certain other REITs and, accordingly, our AFFO may not be comparable to AFFO reported by other REITs. Our management utilizes FFO and AFFO as measures of our operating performance, and believes they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash items, such as real estate depreciation, share-based compensation and various other items required by GAAP that may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods. Furthermore, although FFO, AFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and AFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs.   Neither FFO nor AFFO is equivalent to net
income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO and AFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor AFFO should be considered as an alternative to net income as an
indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.   References to “we”, “us”, and “our” refer to RAIT Financial Trust and its subsidiaries.
For the Three- Month Periods
Ended September 30
For the Nine- Month Periods
Ended September 30
2011 2010 2011 2010
$   (21,169) $ 15,052 $   (35,500) $   68,653
7,024 7,702 20,817 21,151
50 2,911 218 2,645
$  (14,095) $       25,665 $  (14,465) $  92,449
$      (0.36) $           0.83 (0.38) $      3.33
38,771,022 30,887,145 37,822,750 27,800,648
$   (14,095) $ 25,665 $  (14,465) $   92,449
34,997 (14,237) 55,113 (35,120)
(11,371) (14,278) (14,540) (51,290)
(671) (568) (1,446) (1,136)
(1,096) 75 (2,783) 40
1,046 371 2,482 (475)
79 583 396 2,877
$     8,889 $        (2,389) $   24,757 $     7,345
$       0. 23 $          (0.08) $ 065 $ 0.26
38,771,022 30,887,145 37,822,750 27,800,648

Funds From Operations (“FFO”):
Net income (loss) allocable to common shares ....................................
Adjustments:
Depreciation expense .................................................................
(Gains) Losses on sale of real estate ..........................................
Funds from operations ..........................................................................
Funds from Operations per share .........................................................
Weighted-average shares - diluted
Adjusted Funds From Operations (“AFFO”):
Funds from Operations .........................................................................
Adjustments:
Change in fair value of financial instruments ...............................
(Gains) Losses on debt extinguishment ......................................
Capital expenditures, net of direct financing ................................
Straight-line rental adjustments ...................................................
Amortization of deferred items and intangible assets ..................
Share-based compensation .........................................................
Adjusted Funds from Operations ..........................................................
Adjusted Funds from Operations per share ..........................................
Weighted-average shares - diluted
$

Investment in Debt Securities
TruPS and Subordinated Debentures by Industry Sector (1)
(1)  Based on estimated fair value.
(2)  S&P Ratings as of September 31, 2011.
Other Securities by Ratings Distribution (1)(2)
($ in 000s)
Office
25%
Residential
Mortgage
8%
Specialty
Finance
15%
Retail
13%
Hospitality
5%
Homebuilders
11%
Storage
5%
Commercial
Mortgage
18%
BBB
56%
BB
5%
B
10%
AAA
5%
D
1%
CCC
13%
AA
1%
A
9%
As of September 30, 2011
Investment Description
Estimated Fair
Value Amortized Cost
Weighted-Average
Coupon
Weighted Average
Years to Maturity
TruPS and Subordinated Debentures $564,769 $748,575 4.9% 21.1
Other securities
154,777 303,073 5.1% 27.3
Total
$719,546 $1,051,648 5.0% 22.9